RM OPPORTUNITY TRUST

POWER OF ATTORNEY

WHEREAS, RM OPPORTUNITY TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the Trust and the Board hereby constitutes and appoints Andrew Davalla, JoAnn Strasser, and Michael Wible its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 14th day of November, 2022.

RM OPPORTUNITY TRUST

___/s/ Gabriel Gallegos__________

Gabriel Gallegos, President

STATE OF TEXAS	)
) ss:
COUNTY OF FORT BEND	)

On the 14th day of November, 2022 before me, the undersigned, personally appeared Gabriel Gallegos, President of the Trust, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Christy Ribbe

Notary Public # 132719147

State of Texas

My commission expires: October 8, 2024

CERTIFICATE

The undersigned, Secretary of RM Opportunity Trust, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held November 11, 2022, and is in full force and effect:

WHEREAS, the Trust, a statutory trust organized under the laws of the State of Delaware, periodically files amendments to its Registration Statement with the SEC under the provisions of the 1933 Act and the 1940 Act;

NOW, THEREFORE, BE IT RESOLVED, the Trust and the Board hereby constitutes and appoints Andrew Davalla, JoAnn Strasser, and Michael Wible its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: November 14, 2022                                   _/s/ Andrew Parmet

Andrew Parmet, Secretary

RM Opportunity Trust

RM OPPORTUNITY TRUST

POWER OF ATTORNEY

WHEREAS, RM OPPORTUNITY TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is an Independent Trustee of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW DAVALLA, JOANN STRASSER, and MICHAEL WIBLE as attorneys for his and in his name, place and stead, and in his capacity in the Trust, each of them singly, his true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for his and in his name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in his name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. He hereby ratifies and confirms all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2022.

/s/ Brett Dolan Brett Dolan
STATE OF HAWAII	)
) ss:
COUNTY OF MAUI	)

Before me, a Notary Public, in and for said county and state, personally appeared Brett Dolan, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of November, 2022.

/s/ Tia P. Hanchett

Notary Public # 06-511

State of Hawaii

My commission expires: September 3, 2026

RM OPPORTUNITY TRUST

POWER OF ATTORNEY

WHEREAS, RM OPPORTUNITY TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is an Independent Trustee of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW DAVALLA, JOANN STRASSER, and MICHAEL WIBLE as attorneys for her and in her name, place and stead, and in her capacity in the Trust, each of them singly, her true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for her and in her name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in her name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. She hereby ratifies and confirms all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22nd day of November, 2022.

/s/ Meechel Munger Meechel Munger
STATE OF Washington	)
) ss:
COUNTY OF Snohomis	)

Before me, a Notary Public, in and for said county and state, personally appeared Meechel Munger, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22nd day of November, 2022.

/s/ Nicole Matni

Notary Public # 2201 4988

State of Washington

My commission expires: February 9, 2026

RM OPPORTUNITY TRUST

POWER OF ATTORNEY

WHEREAS, RM OPPORTUNITY TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is an Independent Trustee of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW DAVALLA, JOANN STRASSER, and MICHAEL WIBLE as attorneys for her and in her name, place and stead, and in her capacity in the Trust, each of them singly, her true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for her and in her name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in her name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. She hereby ratifies and confirms all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 14th day of November, 2022.

/s/ Hope Nawada Hope Nawada
STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

Before me, a Notary Public, in and for said county and state, personally appeared Hope Nawada, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 14th day of November, 2022.

/s/ Ida Ibricevic

Notary Public # 01IB6438178

State of New York

My commission expires: August 8, 2026

RM OPPORTUNITY TRUST

POWER OF ATTORNEY

WHEREAS, RM OPPORTUNITY TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is an Independent Trustee of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW DAVALLA, JOANN STRASSER, and MICHAEL WIBLE as attorneys for her and in her name, place and stead, and in her capacity in the Trust, each of them singly, her true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for her and in her name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in her name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. She hereby ratifies and confirms all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of November, 2022.

/s/ Julie ONeal Julie ONeal
STATE OF WASHINGTON	)
) ss:
COUNTY OF KING	)

Before me, a Notary Public, in and for said county and state, personally appeared Julie ONeal, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of November, 2022.

/s/ Ohenebah Nkrumah

Notary Public # 21024-462

State of Washington

My commission expires: July 8, 2025

RM OPPORTUNITY TRUST

POWER OF ATTORNEY

WHEREAS, RM OPPORTUNITY TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the President (Principal Executive Officer) and a Trustee of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW DAVALLA, JOANN STRASSER, and MICHAEL WIBLE as attorneys for him and in his name, place and stead, and in his capacity in the Trust, each of them singly, his true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for him and in his name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in his name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. He hereby ratifies and confirms all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of November, 2022.

/s/ Gabriel Gallegos Gabriel Gallegos
STATE OF TEXAS	)
) ss:
COUNTY OF FORT BEND	)

Before me, a Notary Public, in and for said county and state, personally appeared Gabriel Gallegos, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 14th day of November, 2022.

/s/ Christy Ribbe

Notary Public #132719147

State of Texas

My commission expires: October 8, 2024

RM OPPORTUNITY TRUST

POWER OF ATTORNEY

WHEREAS, RM OPPORTUNITY TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer (Principal Financial Officer) and a Trustee of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW DAVALLA, JOANN STRASSER, and MICHAEL WIBLE as attorneys for her and in her name, place and stead, and in her capacity in the Trust, each of them singly, her true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for her and in her name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in her name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. She hereby ratifies and confirms all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of November, 2022.

/s/ Taylor Gallegos Taylor Gallegos
STATE OF TEXAS	)
) ss:
COUNTY OF FORT BEND	)

Before me, a Notary Public, in and for said county and state, personally appeared Taylor Gallegos, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of November, 2022.

/s/ Christy Ribbe

Notary Public # 327191147

State of Texas

My commission expires: October 8, 2024

RM OPPORTUNITY TRUST

POWER OF ATTORNEY

WHEREAS, RM OPPORTUNITY TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Secretary and a Trustee of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW DAVALLA, JOANN STRASSER, and MICHAEL WIBLE as attorneys for him and in his name, place and stead, and in his capacity in the Trust, each of them singly, his true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for him and in his name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in his name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. He hereby ratifies and confirms all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of November, 2022.

/s/ Andrew Parmet Andrew Parmet
STATE OF FLORIDA	)
) ss:
COUNTY OF PALM BEACH	)

Before me, a Notary Public, in and for said county and state, personally appeared Andrew Parmet, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 14th day of November, 2022.

/s/ Taylor Bauer

Notary Public # HH 247045

State of Florida

My commission expires: June 17, 2026